UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 4, 2005


                          FREESCALE SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    001-32241                20-0443182
(State or other jurisdiction of (Commission File Number)     (I.R.S. Employer
incorporation or organization)                            Identification Number)

               6501 William Cannon Drive West, Austin, Texas 78735 (Address of principal executive offices, including zip code)

                                 (512) 895-2000
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 5--Corporate Governance and Management.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


Effective August 4, 2005, the Board of Directors of Freescale Semiconductor, Inc. (the "Company") has elected Krish Prabhu to the Board. The Board has not yet appointed Mr. Prabhu to any Board committee.

A copy of the Company's press release, dated August 8, 2005, announcing the election is attached as Exhibit 99.1 to this report.


Section 9--Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1      Press release of Freescale Semiconductor, Inc., dated August 8,
               2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FREESCALE SEMICONDUCTOR, INC.


                               By: /s/ John D. Torres
                                   ---------------------------------------------
                               Name:  John D. Torres
                               Title: Senior Vice President, General Counsel and
                                      Secretary


Date:  August 8, 2005

                                  Exhibit Index


  Exhibit Number                         Description
  --------------    ------------------------------------------------------------
     99.1           Press release of Freescale Semiconductor, Inc., dated August
                    8, 2005.